Exhibit 24.1







                                POWER OF ATTORNEY



         The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 17th day of September, 2001,



                                                  /s/JUDITH M. BELL
                                             -------------------------------
                                                     Judith M. Bell

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 17th day of September, 2001



                                                /s/JAMES R. BIRLE
                                             -----------------------------
                                                   James R. Birle

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 17th day of September, 2001



                                                /s/PHILIP E. CUSHING
                                             --------------------------------
                                                   Philip E. Cushing

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 17th day of September, 2001



                                                /s/ROBERT M. FUREK
                                             -----------------------------
                                                   Robert M. Furek

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 17th day of September, 2001



                                               /s/THOMAS R. GIBSON
                                             --------------------------------
                                                  Thomas R. Gibson

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 17th day of September, 2001



                                               /s/RICHARD A. JALKUT
                                             --------------------------------
                                                  Richard A. Jalkut

                                POWER OF ATTORNEY



         The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



         Dated this 17th day of September, 2001



                                               /s/ARTHUR E. JOHNSON
                                             --------------------------------
                                                  Arthur E. Johnson

                                POWER OF ATTORNEY



          The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



          Dated this 17th day of September, 2001



                                               /s/KURT M. LANDGRAF
                                             --------------------------------
                                                  Kurt M. Landgraf

                                POWER OF ATTORNEY



         The undersigned certifies that she is a director of IKON Office Solutions, Inc. ("IKON").

         The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney n may deem necessary or desirable.



         Dated this 17th day of September, 2001



                                                /s/ MARILYN WARE
                                             -----------------------------
                                                Marilyn Ware